Exhibit 19


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                                                 Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Principal Receivables                                                  FCARC                           Investor
         ---------------------                                                  -----                           --------
         Beginning Principal Receivables                             $6,633,965,751.51                 $5,000,000,000.00
           Current Floating Allocation Pct.                               57.02239368%                      42.97760632%

         Total Adj. Principal Collections                            $2,792,789,136.43                 $2,104,916,215.20
         Principal Reduction - Removed Accts                                     $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $6,544,674,900.52                 $5,000,000,000.00
           New Floating Allocation Pct.                                   56.68998873%                      43.31001127%

                                                                                 FCARC                          Investor
         Interest Collections                                                    -----                          --------
         --------------------
           Total Interest Collections                                   $44,657,708.65                    $33,658,371.78


         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the PSA and uncured for 45 days                                X

         2. Breach of any representation or warranty made in the PSA and uncured for 60 days                         X

         3. Bankruptcy, insolvency or receivership of FMCC, FCARC or Ford                                            X

         4. FCARC is an investment company within the meaning of the ICA of 1940                                     X

         5. Failure of FCARC to convey Receivables pursuant to the PSA                                               X

         6. Available Subordinated Amount has been reduced to less than the Required Subordinated                    X
         Amount
         7. Servicer default has occured                                                                             X

         8. Average monthly payment rate for past three periods is less than 20%                                     X

         9. Used vehicle percentage exceeds 10% for two collection periods                                           X

         10. Interest rate swap is terminated in accordance with its terms                                           X

         11. Outstanding principal amount of the certificates is not repaid by the expected payment                  X
         date

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------
         Beginning Principal Receivables                                                              $11,633,965,751.51
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $4,897,705,351.63
           Payment Rate                                                                                           42.10%
           Principal Collections                                                                       $4,438,769,084.78
           Principal Collection Adjustments                                                              $444,318,331.28
           Principal Collections for Status Dealer Acounts                                                $14,617,935.57
         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $4,808,414,500.64

         Ending Principal Receivables                                                                 $11,544,674,900.52
           New Floating Allocation Percentage                                                                    100.00%


         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------
         Total Interest Collections                                                                       $78,316,080.43
           Interest Collections                                                                           $77,993,524.59
           Interest Collections for Status Dealer Accounts                                                   $322,555.84
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             8.08%

         Used Vehicles Principal Receivables Balance                                                     $355,495,493.13
           Used Vehicles Principal Receivables Percentage                                                          3.08%



          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                $48,890,734.32
            Principal Collections                                                                          $14,617,935.57
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                              $322,555.84
          Ending Balance                                                                                   $34,272,798.75

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------
          Incremental Subordinated Amount                                                                  $10,845,552.94
            Dealer Overconcentration Amount                                                                $10,802,704.64
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $42,848.30
          Available Subordinated Amount                                                                   $315,845,552.94
          Required Subordinated Amount                                                                    $315,845,552.94

          Required Participation 4.00%                                                                    $200,000,000.00
          Required Participation and Subordinated Amount                                                  $515,845,552.94

          Current Participation Amount                                                                  $6,544,674,900.52
            Current Participation Percentage                                                                     1268.73%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $2,837,446,845.08
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $2,837,446,845.08
          AutoNation Receivables as a % of Total Pool Balance                                                       3.57%

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           25.78656000%
         Total Adjusted Principal Collections                                                          $1,262,949,729.12
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $20,195,023.07


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $20,195,023.07
           Investment and Net Swap Proceeds Class A                                                          $203,315.00
           Investment and Net Swap Proceeds Class B                                                           $26,740.00
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $30,925,078.07

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              3.5775%
           Certificate Rate Class B                                                                              3.8475%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                      $8,081,771.25
         Current Interest Due Class B                                                                        $285,783.75
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $8,081,771.25
         Current Interest Paid Class B                                                                       $285,783.75
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $9,557,523.07


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $6,507,331.76
         Available Subordinated Amount                                                                     $189,507,331.76
         Required Subordinated Amount                                                                      $189,507,331.76

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $309,507,331.76

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $8,367,555.00
         Interest Payment Amount Paid                                                                        $8,367,555.00
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $2.88
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.88

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           17.19104000%
         Total Adjusted Principal Collections                                                            $841,966,486.08
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $13,463,348.71


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $13,463,348.71
           Investment and Net Swap Proceeds Class A                                                          $210,845.91
           Investment and Net Swap Proceeds Class B                                                           $20,300.47
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $20,694,495.09

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              3.6275%
           Certificate Rate Class B                                                                              3.8975%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                      $5,463,168.16
         Current Interest Due Class B                                                                        $192,978.22
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $5,463,168.16
         Current Interest Paid Class B                                                                       $192,978.22
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $6,371,682.04


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $4,338,221.18
         Available Subordinated Amount                                                                     $126,338,221.18
         Required Subordinated Amount                                                                      $126,338,221.18

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $206,338,221.18

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             09/30/ 01
         Distribution Date                                                                                      10/15/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $5,656,146.38
         Interest Payment Amount Paid                                                                        $5,656,146.38
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $2.92
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.92

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